Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Hilton Resorts Corporation (the “Company”)
Wells Fargo Securities, LLC (together, the “Specified Parties”)
Re: Hilton Grand Vacations Trust 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “HGVT 2026-1 Pool Cut 01.31.2026 vF Data Tape.xlsx” provided by the Company on February 27, 2026 (the “Data File”), containing information on 19,443 timeshare loans (the “Timeshare Loans”) as of January 31, 2026, which we were informed are intended to be included as collateral in the offering by Hilton Grand Vacations Trust 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and months were within $1.00, 0.1%, and 1 month, respectively.

•
The term “Sample Selection File” means an electronic data file entitled “HGVT 2026-1 Pool Cut 01.31.2026 vF.xlsx” provided by the Company on February 13, 2026, containing unique loan identification numbers and other information for 19,443 Timeshare Loans as of January 31, 2026, which we were informed are intended to be included as collateral in the offering by Hilton Grand Vacations Trust 2026-1.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•
The term “Timeshare Contracts” means some or all of the following documents provided by the Company for each Sample Loan (defined below): promissory note, purchase agreement, purchase and security agreement, purchase proposal, truth in lending disclosure, purchase agreement addendum, revision of terms, and/or other related documents.

•
The term “System Screenshots” means extracts of customer records (including, but not limited to, payment dates and payment amounts) that the Company informed us were extracted from its asset management systems.

•	The term “Credit Report” means a report identifying the credit score of the Timeshare Loan borrowers.

•
The term “Hilton Property Mapping Schedule” means an electronic data file entitled “HGV – Property & investor ID.xlsx” provided by the Company on July 10, 2025, and electronic mail correspondence provided by the Company on November 19, 2025, containing information on Hilton property names and consolidated property categories associated with the Timeshare Loans.

•
The term “Bluegreen Property Mapping Schedule” means the tab entitled “BXG Resort Mapping” in an electronic data file entitled “HGVT 2026-1 Pool Cut 01.31.2026 vF.xlsx” provided by the Company on February 13, 2026, containing information on Bluegreen property names and consolidated property categories associated with the Timeshare Loans.

•
The term “Diamond Property Mapping Schedule” means electronic mail correspondence provided by the Company on November 21, 2025, containing information on Diamond property names and project IDs associated with the Timeshare Loans.

•	The term “Property Mapping Schedules” means the Hilton Property Mapping Schedule, Bluegreen Property Mapping Schedule, and Diamond Property Mapping Schedule.

•
The term “Prior Receivable Mapping Schedule” means an electronic data file entitled “SCTASK0506860_ WrappedContractLoanGuide_20260223.xlsx” provided by the Company on February 27, 2026, containing information on the identification of related timeshare loans previously originated to the borrowers of certain Sample Diamond Loans (defined below) (the “Prior Timeshare Receivables”).

•
The term “Source Documents” means the following information provided by the Company: Timeshare Contracts, System Screenshots, Credit Report, Property Mapping Schedules, and Prior Receivable Mapping Schedule. The Source Documents were represented by the Company to be either electronic copies of the original Source Documents and/or electronic representations of the records contained within the Company’s systems. We make no representation regarding the validity, enforceability, authenticity, or accuracy of the information in the documents, or the documents themselves, or the execution of the Timeshare Contracts by the borrower.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Sample Selection File, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of Timeshare Loans from the Sample Selection File as follows using a random sampling tool: (i) 50 Timeshare Loans from the “HGV Selected” tab (the “Sample Hilton Loans”), (ii) 50 Timeshare Loans from the “DRI Selected” tab (the “Sample Diamond Loans), and (iii) 50 Timeshare

Loans from the “BXG Selected” tab (the “Sample Bluegreen Loans”) for a total of 150 Timeshare Loans (together, the "Sample Loans"). A listing of the Sample Loans is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Timeshare Loans we were instructed to randomly select from the Sample Selection File or the reason to select 50 Sample Loans from each tab of the Sample Selection File.

B.
For each Sample Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents listed below in the Provided Information column, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Sample Hilton Loan Attribute	Sample Diamond Loan Attribute	Sample Bluegreen Loan Attribute	Provided Information
Loan ID	Loan ID	Loan ID	Loan #	Timeshare Contracts, System Screenshots
Borrower State	Borrower State	Borrower State	Cust State	Timeshare Contracts, System Screenshots, Instructions
Borrower Country	Borrower Country	Borrower Country	Owner Cntyr	Timeshare Contracts, System Screenshots
Property Description	Property Cd	Project ID	Resort Marketing Name	Timeshare Contracts, Property Mapping Schedules, and Instructions
Sales Price	Sales Price	Sales Price	Purch Price	Timeshare Contracts, Prior Receivable Mapping Schedule, and Instructions
Equity Transferred	Contr Equity Amount	Equity Transferred	N/A *	Timeshare Contracts, Prior Receivable Mapping Schedule, and Instructions
Original Term	Original Term	Original Term	Orig Term	Timeshare Contracts
Origination Date	Contr Date Sold	Date of Sale	Orig Date	Timeshare Contracts
Original Balance	Original Amt	Original Loan Amount	Orig Note	Timeshare Contracts
Cash Down Payment	Cash Down Payment	Cash Down Payment	Dwn Pymt	Timeshare Contracts, Prior Receivable Mapping Schedule, and Instructions
Interest Rate	Interest Rate	Interest Rate	Int Rate	Timeshare Contracts, System Screenshots
Maturity Date	Maturity Date	Maturity Date	Mat Date	Timeshare Contracts, System Screenshots, and Instructions
Remaining Term	Remaining Term	Remaining Term	Remaining Term	Timeshare Contracts, System Screenshots, and Instructions
Principal & Interest Payment	Principal & Interest Payment	Principal & Interest Payment	Mly Pymt	Timeshare Contracts, System Screenshots
Service Fee	Service Fee	N/A *	N/A *	Timeshare Contracts, and Instructions
Next Payment Date	Due Date	Next Payment Date	Next Due	System Screenshots
Current Balance	Principal Bal	Principal Balance	Curr Prin	System Screenshots

Attribute	Sample Hilton Loan Attribute	Sample Diamond Loan Attribute	Sample Bluegreen Loan Attribute	Provided Information
Original Credit Score (Highest)	High Score	High Credit Score	Credit	Credit Report and Instructions
Days Delinquent	Days Delinquent	Days Delinquent	Days Delq	System Screenshots and Instructions
Wrap Pay Down	N/A *	Wrap Pay Down	N/A *	System Screenshots, Prior Receivable Mapping Schedule, and Instructions

*	Not Applicable. Per the Instructions, no procedures were performed for the attributes and the Sample Loans referenced.

We found such information to be in agreement except as listed in Exhibit C.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company” and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Timeshare Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Timeshare Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Timeshare Loans being securitized, (iii) the compliance of the originator of the Timeshare Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions.

The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
March 27, 2026

Exhibit A

Instructions

Number	Attribute	Instruction
1.	Borrower State	Do not perform this procedure for Sample Loans for which the Data File value for Borrower Country is not “United States.”
2.	Property Description	For each Sample Loan, consider the Data File and Provided Information value to be in agreement if differences are due to punctuation and/or the truncation of property descriptions in the Data File.
3.	Sales Price	For each Sample Diamond Loan, recompute as the sum of the Sales Price in the Timeshare Contract and each related Prior Timeshare Receivable listed in the Prior Receivable Mapping Schedule.
4.	Equity Transferred
For each Sample Diamond Loan, recompute as the sum of the Equity Transferred in the Timeshare Contract and Equity Transferred for each related Prior Timeshare Receivable listed in the Prior Receivable Mapping Schedule, plus Wrap Pay Down.

Do not perform this procedure for Sample Bluegreen Loans.

5.	Cash Down Payment
For each Sample Hilton Loan, recompute as the sum of:

a.    the difference between (i) total down payment and (ii) closing costs in the Timeshare Contract, and

b.    balance down payment in the Timeshare Contract.

For each Sample Diamond Loan, recompute as the difference between:

a.    the sum of down payments in the Timeshare Contract and for all related Prior Timeshare Receivables listed in the Prior Receivable Mapping Schedule, and

b.    the sum of non-trade in credits received in the Timeshare Contract and for all related Prior Timeshare Receivables listed in the Prior Receivable Mapping Schedule.

6.	Maturity Date
For each Sample Loan, if Maturity Date was not observed in the Timeshare Contract, recompute as the date equal to:

a.    first payment date in the Timeshare Contract or System Screenshot

b.    plus the Original Term number of months in the Timeshare Contract

c.    minus one (1) month.

7.	Remaining Term
For each Sample Loan, recompute as the number of remaining payment periods using Interest Rate, Principal and Interest Payment, and Current Balance from the Source Documents, rounded up to the nearest whole number (but in no case more than 180).

Number	Attribute	Instruction
8.	Service Fee	Do not perform this procedure for Sample Diamond Loans or Sample Bluegreen Loans.
9.	Original Credit Score (Highest)	Do not perform this procedure for Sample Loans for which the Data File value is blank or zero.
10.	Days Delinquent	Recompute as the difference between (but in no case less than zero): a. January 31, 2026, and b. Next Payment Date in the System Screenshots
11.	Wrap Pay Down
For Sample Diamond Loans for which the Data File value is greater than zero:

1.    inspect the System Screenshots for related Prior Timeshare Receivables listed in the Prior Receivable Mapping File, if there are either:

(i)   two (2) “original amount” transaction descriptions dated within 31 days of each other, or

(ii)  an “original amount” transaction description dated before February 1, 2020, for a Prior Timeshare Receivable with a “upgrade/wrap write off principal” transaction description,

then, recompute the difference between:

a.    the sum of principal amounts in the System Screenshots for all related Prior Timeshare Receivables, and

b.    the sum of upgrade/wrap write off principal amounts in the System Screenshots for all related Prior Timeshare Receivables

2.           otherwise, recompute as the difference between:

a.    the sum principal amounts in the System Screenshots, and

b.    the sum of upgrade/wrap write off principal amounts in the System Screenshots for the related Prior Timeshare Receivable listed in the Prior Receivable Mapping Schedule with the most recent sales date.

Do not perform this procedure for Sample Diamond Loans for which the Data File value is zero, or for Sample Hilton Loans or Sample Bluegreen Loans.

Exhibit B

The Sample Loans Sample Hilton Loans

Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**
1	2026060297	13	2026860090	25	2026770037	38	2026120088
2	2026710069	14	2026920068	26	2026240034	39	2026480082
3	2026630045	15	2026170068	27	2026770034	40	2026520156
4	2026520052	16	2026080043	28	2026640280	41	2026730043
5	2026350048	17	2026140064	29	2026360280	42	2026780043
6	2026360156	18	2026120086	30	2026710039	43	2026560043
7	2026870156	19	2026380090	31	2026850037	44	2026070068
8	2026370084	20	2026370039	32	2026580085	45	2026570064
9	2026720039	21	2026800064	33	2026910069	46	2026090068
10	2026700039	22	2026960064	34	2026880048	47	2026510048
11	2026960275	23	2026010090	35	2026070090	48	2026120039
12	2026930086	24	2026290086	36	2026290069	49	2026780039
				37	2026250030	50	2026820039

** The Company has assigned a unique account number to each Timeshare Loan in the Data File. The Company’s Account Numbers referred to in this Exhibit are not the actual account numbers.

Sample Diamond Loans

Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**
51	202672184	63	202679961	75	202636842	88	202683855
52	202607991	64	202681721	76	202637224	89	202684723
53	202680870	65	202683278	77	202638048	90	202689223
54	202633577	66	202686670	78	202639090	91	202689371
55	202646605	67	202686910	79	202639644	92	202689653
56	202664709	68	202687162	80	202640120	93	202690165
57	202665431	69	202690842	81	202640966	94	202692243
58	202668236	70	202697408	82	202641178	95	202692363
59	202669290	71	202627918	83	202642400	96	202692957
60	202676976	72	202629194	84	202691147	97	202693703
61	202678277	73	202630344	85	202601909	98	202697117
62	202679443	74	202634962	86	202678059	99	202697231
				87	202680693	100	202697943

** The Company has assigned a unique account number to each Timeshare Loan in the Data File. The Company’s Account Numbers referred to in this Exhibit are not the actual account numbers.

Sample Bluegreen Loans

Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**
101	20268942	113	20261708	125	20269345	138	20263258
102	20263308	114	20261793	126	20264462	139	20265156
103	20265111	115	20262470	127	20265393	140	20265304
104	20267920	116	20262730	128	20265497	141	20266093
105	20268149	117	20262932	129	20266464	142	20266379
106	20268274	118	20264339	130	20267725	143	20266653
107	20268988	119	20264993	131	20267774	144	20267149
108	20269273	120	20265547	132	20260370	145	20267213
109	20269286	121	20266088	133	20260665	146	20267356
110	20260380	122	20266611	134	20261497	147	20268039
111	20260548	123	20268182	135	20261733	148	20260933
112	20261013	124	20269245	136	20262320	149	20261095
				137	20262927	150	20261431

** The Company has assigned a unique account number to each Timeshare Loan in the Data File. The Company’s Account Numbers referred to in this Exhibit are not the actual account numbers.

Exhibit C

Exception

Sample Loan ID	Company Account Number	Attribute	Per Data File	Per Provided Information
28	2026640280	Original Credit Score (Highest)	537	594